Exhibit 31.2
CERTIFICATION PURSUANT TO
RULES 13a-14(a) AND 15d-14(a) UNDER THE SECURITIES EXCHANGE ACT OF 1934,
AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Matthew Skaruppa, certify that:

1.	I have reviewed this Amendment No. 1 to the Quarterly Report on Form 10-Q/A of Duolingo, Inc.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: December 16 2024	By:	/s/ Matthew Skaruppa
Matthew Skaruppa
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)